UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 15, 2004

                                   __________


                             SIGA Technologies, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   0-23047                  13-3864870
            --------                   -------                  ----------
(State or other Jurisdiction of   (Commission File           (I.R.S. Employer
Incorporation or Organization)         Number)            Identification Number)


   420 Lexington Avenue, Suite 601, New York, New York             10170
   ---------------------------------------------------             -----
       (Address of Principal Executive Offices)                  (Zip Code)


                                 (212) 672-9100
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 7.01.  Regulation FD Disclosure.

      On November 15, 2004, SIGA Technologies, Inc., a Delaware corporation, issued a press release pursuant to which it announced that Dr. Bernard Kasten, SIGA's Chief Executive Officer, will present at the New York Society of Security Analysts (NYSSA) 8th Annual Healthcare Industry Conference on Wednesday, November 17th at 3:50 PM. A live webcast of this presentation will be available via the Company's website at www.siga.com or http://www.shareholder.com/SIGA/medialist.cfm. An archived presentation will be available for 90 days. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Item 7.01 by reference.

ITEM 9.01   Financial Statements and Exhibits

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated November 15, 2004.





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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIGA TECHNOLOGIES, INC.


                                    By: /s/ Thomas N. Konatich
                                       --------------------------------
                                       Thomas N. Konatich
                                       Chief Financial Officer

Date: November 15, 2004







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

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number    Description
--------------    -----------

      99.1        Press Release dated November 15, 2004








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